EXHIBIT 23.02

                         CONSENT OF INDEPENDENT AUDITORS

      We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 31, 1999, in Pre-Effective Amendment No. 3 to the Registration Statement (Form SB-2 No. 33-68213) and related prospectus of Saratoga Holdings I, Inc. for the Registration of 3,465,292 shares of its common stock.

                                           /s/ ERNST & YOUNG LLP

Austin, Texas
April 6, 1999